UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 20, 2011

Six Flags Entertainment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On December 20, 2011, Six Flags Entertainment Corporation (the “Company”), Six Flags Operations Inc. (“SFO”) and Six Flags Theme Parks Inc. (“SFTP”) entered into a $1,135,000,000 Credit Agreement (the “Credit Agreement”) with several lenders, Wells Fargo Bank, National Association, as administrative agent, an issuing lender and a swingline lender, Wells Fargo Securities, LLC, as lead arranger, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Barclays Bank plc, as co-documentation agents, Goldman Sachs Bank USA and Deutsche Bank Securities Inc., as co-syndication agents, and Wells Fargo Securities, LLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Bank of America, N.A., JPMorgan Chase Bank, N.A. and Barclays Capital, as joint bookrunners (the “Credit Facility”). SFTP is the borrower under the Credit Facility, and the Company, SFO and certain of the domestic subsidiaries of SFTP are guarantors thereunder.

The Facility is comprised of a $200,000,000 Revolving Credit Loan facility (the “Revolving Facility”), a $75,000,000 Tranche A Term Loan facility and a $860,000,000 Tranche B Term Loan facility (the term loan facilities are referred to collectively as the “Term Facility”).  SFTP is permitted to incur (a) additional term loans that will be included in the Term Facility, (b) increases in the Revolving Facility and/or (c) secured or unsecured notes that rank pari passu or junior to the Credit Facility, in an aggregate principal amount for all such additional term loans, Revolving Facility increases and incremental notes of up to $300,000,000, subject to certain terms and conditions.

Interest on the Credit Facility shall accrue at an annual rate equal to (at the borrower’s option) either the Eurocurrency Base Rate (with a 1.00% LIBOR floor in the case of Tranche B Term loans only) or the Base Rate, plus the applicable margin as follows:  (a) in the case of Tranche B Term Loans which are Base Rate loans, 2.25% per annum, (b) in the case of Tranche B Term Loans which are Eurocurrency loans, 3.25% per annum and (c) in the case of Tranche A Term Loans and Revolving Credit Loans, the corresponding percentages per annum as set forth below based on SFTP’s senior secured leverage ratio at such time:

		Tranche A Term Loans and Revolving Credit Loans
Pricing Level	Senior Secured Leverage Ratio	Eurocurrency Loans	Base Rate Loans

I	Less than 2.50:1.00	2.00%	1.00%

II	Greater than or equal to 2.50:1.00, but less than 3.25:1.00	2.25%	1.25%

III	Greater than or equal to 3.25:1.00, but less than 3.75:1.00	2.50%	1.50%

IV	Greater than or equal to 3.75:1.00	2.75%	1.75%

In addition, SFTP will pay an unused commitment fee that will range from 0.375% to 0.75% based on the SFTP’s then-applicable senior secured leverage ratio. The Credit Agreement contains certain representations, warranties, affirmative covenants, financial covenants (specifically, (i) a minimum interest coverage covenant measured at the Company level and (ii) a maximum senior leverage maintenance covenant measured at the SFTP level) and negative covenants (including limitations on incurrence of indebtedness and liens, fundamental changes, restricted payments, capital expenditures, investments, prepayments of certain indebtedness, transactions with affiliates, changes in fiscal periods, modifications of certain documents, activities of the Company and SFO and hedging agreements, subject, in each case, to certain carve-outs).

The Credit Facility is secured by a first priority security interest in substantially all of the assets of SFTP, the Company, SFO and certain of the domestic subsidiaries of SFTP that are guarantors under the Credit Facility.

The Term Loan A facility will amortize in quarterly installments in years 1 through 5 with the balance due on the fifth anniversary of the closing date based on the following amortization table:

Date	Principal Amount Due
March 31, 2012	$937,500
June 30, 2012	$937,500
September 30, 2012	$937,500
December 31, 2012	$937,500
March 31, 2013	$1,875,000
June 30, 2013	$1,875,000
September 30, 2013	$1,875,000
December 31, 2013	$1,875,000
March 31, 2014	$1,875,000
June 30, 2014	$1,875,000
September 30, 2014	$1,875,000
December 31, 2014	$1,875,000
March 31, 2015	$2,812,500
June 30, 2015	$2,812,500
September 30, 2015	$2,812,500
December 31, 2015	$2,812,500
March 31, 2016	$3,750,000
June 30, 2016	$3,750,000
September 30, 2016	$3,750,000
December 20, 2016	$33,750,000

Beginning on March 31, 2013, the Term Loan B Facility will amortize in equal quarterly installments in an aggregate annual amount equal to 1.0% of the original principal amount of the Term Loan B facility.

The final maturity of the Revolving Facility will occur on the fifth anniversary of the closing date.  The final maturity of the Tranche A Term Loan facility will occur on the fifth anniversary of the closing date.  The final maturity of the Tranche B Term Loan will occur on the seventh anniversary of the closing date. The Credit Agreement permits amendments thereto whereby individual lenders may extend the maturity date of their outstanding loans and/or commitments upon the request of SFTP without the consent of any other lender or the administrative agent, so long as certain conditions are met.

In connection with entering into the Credit Agreement, the Company repaid in full the $950,000,000 first lien credit facility with JPMorgan Chase Bank, N.A., as administrative agent, and several lenders (the “Repayment”).  The Company incurred approximately $25 in fees and expenses in connection with the Credit Agreement and the Repayment.

The above summaries of the material terms of the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.  A copy of the press release announcing the entrance into the Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item  1.02              Termination of a Material Definitive Agreement.

On December 20, 2011, in connection with the Credit Agreement, the Company repaid in full the $950,000,000 first lien credit facility with JPMorgan Chase Bank, N.A., as administrative agent, and several lenders.

Also on December 20, 2011, the Company terminated the Multiple Draw Term Credit Facility dated April 30, 2010 (as amended) among the Company, certain other borrowers and TW-SFLLC, as lender, and the related guaranty.

Item 9.01               Financial Statements and Exhibits.

Exhibits:

10.1                           $1,135,000,000 Credit Agreement among the Company, SFO and SFTP and several lenders, Wells Fargo Bank, National Association, as administrative agent, an issuing lender and a swingline lender, Wells Fargo Securities, LLC, as lead arranger, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Barclays Bank plc, as co-documentation agents, Goldman Sachs Bank USA and Deutsche Bank Securities Inc., as co-syndication agents, and Wells Fargo Securities, LLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Bank of America, N.A., JPMorgan Chase Bank, N.A. and Barclays Capital, as joint bookrunners

99.1                           Press Release Announcing Debt Refinancing, dated December 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Lance C. Balk
Name: Lance C. Balk
Title: Executive Vice President and General Counsel

Date: December 20, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1

$1,135,000,000 Credit Agreement among the Company, SFO and SFTP and several lenders, Wells Fargo Bank, National Association, as administrative agent, an issuing lender and a swingline lender, Wells Fargo Securities, LLC, as lead arranger, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Barclays Bank plc, as co-documentation agents, Goldman Sachs Bank USA and Deutsche Bank Securities Inc., as co-syndication agents, and Wells Fargo Securities, LLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Bank of America, N.A., JPMorgan Chase Bank, N.A. and Barclays Capital, as joint bookrunners

99.1	Press Release Announcing Debt Refinancing, dated December 20, 2011